UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 9, 2014

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On October 9, 2014, Lexmark Receivables Corporation (“LRC”), a wholly owned subsidiary of Lexmark International, Inc. (the “Company”), as Seller; Gotham Funding Corporation, as an Investor; Wells Fargo Bank, N.A. (“Wells Fargo”), as an Investor Agent and a Bank; The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Program Agent, an Investor Agent and a Bank; the Company, as Collection Agent and an Originator; and Perceptive Software, LLC (“Perceptive Software”), a wholly-owned subsidiary of the Company, as an Originator; entered into an Omnibus First Amendment (the “Omnibus Amendment”) to the Second Amended and Restated Receivables Purchase Agreement, dated as of October 10, 2013 (the “RPA”).

The Omnibus Amendment to the RPA extends the term of the receivables facility thereunder for two years to October 7, 2016.  In addition, the Omnibus Amendment to the RPA reflects the assignment from Fifth Third Bank (“Fifth Third”) to Wells Fargo of (i) Fifth Third’s interest in and to all of Fifth Third’s rights and obligations under the RPA equal to the percentage interest specified on Schedule I of the RPA (20%) of all outstanding rights and obligations of all Banks under the RPA and (ii) all of Fifth Third’s rights and obligations as an Investor Agent. The Omnibus Amendment to the RPA also amends certain representations and warranties of the Company, Perceptive Software and LRC. The maximum capital availability under the facility remains at $125 million under the RPA.

The Omnibus Amendment also amended the Amended and Restated Purchase and Contribution Agreement, dated as of October 10, 2013 (the “PCA”) among the Company and Perceptive Software, as Sellers, and LRC, as Purchaser.  The Omnibus Amendment to the PCA reflects the assignment from Fifth Third to Wells Fargo, described above, and amends certain representations and warranties of LRC and the Company and Perceptive Software to conform to changes made in the Omnibus Amendment to the RPA.

As of the filing date of this Current Report, there were no secured borrowings under the RPA.

The foregoing description of the Omnibus Amendment to the RPA and PCA is a summary only, does not purport to be complete and is qualified in its entirety by reference to the Omnibus Amendment to the RPA and PCA, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description of Exhibit
10.1	Omnibus Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement and Amended and Restated Purchase and Contribution Agreement, dated October 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

October 15, 2014	By:	/s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Omnibus Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement and Amended and Restated Purchase and Contribution Agreement, dated October 9, 2014.